T. Rowe Price Inflation Focused Bond Fund

Supplement to Prospectus dated October 1, 2010

On page 4, the second paragraph under Management  is revised as follows:

Daniel O. Shackleford is Chairman of the fund’s Investment Advisory Committee. Mr. Shackleford became chairman of the committee in 2011 and he joined T. Rowe Price in 1999.

On page 15, the paragraph under Portfolio Management is revised as follows:

T. Rowe Price has established an Investment Advisory Committee with respect to the fund. The committee members are: Daniel O. Shackleford, Chairman, Steven G. Brooks, Jerome A. Clark, Charles B. Hill, Wyatt A. Lee, Andrew C. McCormick, Cheryl A. Mickel, Vernon A. Reid, Jr., Michael F. Reinartz, and Edward A. Wiese. The committee chairman has day-to-day responsibility for managing the fund’s portfolio and works with the committee in developing and executing the fund’s investment program. Mr. Shackleford became chairman of the committee in 2011. He joined T. Rowe Price in 1999 and his investment experience dates from 1981. He has served as a portfolio manager with T. Rowe Price throughout the past 5 years. The Statement of Additional Information provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of fund shares.

The date of this supplement is August 1, 2011.

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